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Exhibit 4.1

COMMON STOCK PAR VALUE $.01	[ARCHIPELAGO LOGO]	COMMON STOCK THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY OR CHICAGO, IL
Certificate Number ZQ 000266	ARCHIPELAGO HOLDINGS, INC. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	Shares **600620****** ***600620***** ****600620**** *****600620*** ******600620**
THIS CERTIFIES THAT	MR. SAMPLE & MRS. SAMPLE & MR. SAMPLE & MRS. SAMPLE	CUSIP 03957A 10 4 SEE REVERSE FOR CERTAIN DEFINITIONS
is the owner of	***SIX HUNDRED THOUSAND SIX HUNDRED AND TWENTY***

FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Archipelago Holdings, Inc. (hereinafter called the "Company"), transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.

THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY, ARE ISSUED AND SHALL BE HELD SUBJECT TO ALL OF THE PROVISIONS OF THE CERTIFICATE OF INCORPORATION AND BYLAWS OF THE COMPANY (COPIES OF WHICH ARE ON FILE WITH THE COMPANY AND WITH THE TRANSFER AGENT), TO ALL OF WHICH EACH HOLDER, BY ACCEPTANCE HEREOF, ASSENTS.

This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

DATED (Month, Day, Year)
Gerald D. Putnam Chairman and Chief Executive Officer	[SEAL]	COUNTERSIGNED AND REGISTERED: COMPUTERSHARE INVESTOR SERVICES LLC (CHICAGO) TRANSFER AGENT AND REGISTRAR,
Kevin J.P. O'Hara Corporate Secretary	By	AUTHORIZED SIGNATURE

SECURITY INSTRUCTIONS ON REVERSE

14969

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT—
TEN ENT	—	as tenants by the entireties	Custodian
JT TEN	—	as joint tenants with right of	(Cust)	(Minor)
		survivorship and not as tenants in common	under Uniform Gifts to Minors Act
(State)
UNIF TRF MIN ACT—
Custodian (until age )
			(Cust)	(Minor)
under Uniform Transfers to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

ARCHIPELAGO HOLDINGS, INC.

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE COMPANY. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE CORPORATE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT. THE COMPANY MAY REQUIRE THE OWNER OF A LOST, STOLEN OR DESTROYED STOCK CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE COMPANY A BOND TO INDEMNIFY IT AGAINST ANY CLAIM THAT MAY BE MADE AGAINST IT ON ACCOUNT OF THE ALLEGED LOSS, THEFT OR DESTRUCTION OF ANY SUCH CERTIFICATE.

RESTRICTIONS ON TRANSFER AND OWNERSHIP FOR ALL SHAREHOLDERS

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND/OR OWNERSHIP LIMITATIONS SET FORTH IN ARTICLE FOURTH OF THE CERTIFICATE OF INCORPORATION OF THE COMPANY (THE "CERTIFICATE OF INCORPORATION"). A COPY OF THE CERTIFICATE OF INCORPORATION IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY AND WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST. THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE SOLD, EXCHANGED, TRANSFERRED, ASSIGNED, PLEDGED, PARTICIPATED, HYPOTHECATED OR OTHERWISE DISPOSED OF ONLY IN ACCORDANCE WITH ARTICLE FOURTH OF THE CERTIFICATE OF INCORPORATION.

THE VOTING POWER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS AND LIMITATIONS SET FORTH IN ARTICLE FOURTH OF THE CERTIFICATE OF INCORPORATION.

For value received,              hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:	20	Signature:
Signature(s) Guaranteed:		Signature:
BY:
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.		Notice:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

SECURITY INSTRUCTIONS
THIS IS WATERMARKED PAPER. DO NOT ACCEPT WITHOUT NOTING                [MAP]
WATERMARK HOLD TO LIGHT TO VERIFY WATERMARK.

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  Exhibit 4.1